UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549


_________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): January 3, 2013



                       KENTUCKY BANCSHARES, INC.
          (Exact Name of Registrant as specified in Charter)


   Kentucky                   33-96358              61-0993464
 (State or other            (Commission            (IRS Employer
  jurisdiction of           File Number)        Identification No.)
  incorporation)


P.O. Box 157, Paris, Kentucky                          40362-0157
(Address of principal executive offices)               (Zip code)


(859)987-1795
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
INFORMATION TO BE INCLUDED IN THE REPORT

  Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Registrant announced that Director William Arvin retired from
Kentucky Bancshares, Inc. effective December 31, 2012. Retirement from the Board is effective at the end of the calendar year in which the retirement age is attained.

The Registrant also announced that effective January 1, 2013, the Registrant appointed James B. Braden as its Chief Administrative
Officer of Kentucky Bank, the Registrants wholly-owned subsidiary.

Item 9.01.  Financial Statements and Exhibits

       Exhibit 99.1 - Press release dated January 2, 2012, announcing James B. Braden has been appointed as Chief Administrative Officer of Kentucky Bank.


SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           KENTUCKY BANCSHARES, INC.



Date: January 3, 2013               By      /s/ Gregory J. Dawson___
                                                    Gregory J. Dawson
                                                    Chief Financial Officer